Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Fourth Quarter 2014
February 2, 2015

American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2014

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Highlights
Core net operating earnings	$122	$127	$99	$91	$117	$439	$385
Net earnings	127	116	106	103	158	452	471
Total assets	47,535	46,552	45,355	42,770	42,087	47,535	42,087
Adjusted shareholders’ equity (a)	4,277	4,300	4,298	4,191	4,109	4,277	4,109
Property and Casualty net written premiums	1,025	1,242	998	755	821	4,020	3,341
Annuity statutory premiums	971	809	949	967	1,381	3,696	4,033

Per share data
Core net operating earnings per share	$1.35	$1.40	$1.07	$1.00	$1.28	$4.82	$4.22
Diluted earnings per share	1.41	1.28	1.15	1.13	1.73	4.97	5.16
Adjusted book value per share (a)	48.76	48.59	47.95	46.79	45.90	48.76	45.90

Cash dividends per common share	1.250	0.220	0.220	0.220	1.220	1.910	1.805

Financial ratios
Annualized core operating return on equity (b)	11.7%	12.3%	9.6%	9.1%	11.8%	10.7%	10.0%
Annualized return on equity (b)	12.1%	11.1%	10.3%	10.3%	16.0%	11.0%	12.3%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	64.0%	67.1%	64.6%	56.9%	62.4%	63.7%	61.7%
Underwriting expense ratio	28.6%	26.7%	32.3%	35.3%	28.9%	30.2%	31.8%

Combined ratio - Specialty	92.6%	93.8%	96.9%	92.2%	91.3%	93.9%	93.5%

Net spread on fixed annuities:
Net interest spread	2.64%	2.77%	2.92%	2.81%	2.86%	2.78%	2.94%
Net spread earned:
Before impact of fair value accounting	1.54%	1.50%	1.64%	1.58%	1.55%	1.56%	1.52%
Impact of fair value accounting (c)	(0.14%)	(0.02%)	(0.18%)	(0.28%)	0.12%	(0.15%)	0.08%

After impact of fair value accounting	1.40%	1.48%	1.46%	1.30%	1.67%	1.41%	1.60%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(b)	Excludes appropriated retained earnings and accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Property and Casualty Insurance
Underwriting profit	$79	$70	$29	$58	$75	$236	$199
Net investment income	75	76	76	67	67	294	263
Other expense	(13)	(16)	(8)	(17)	(11)	(54)	(40)

Property and Casualty Insurance operating earnings	141	130	97	108	131	476	422

Annuity earnings	85	86	84	73	92	328	328
Run-off Long-Term Care and Life (losses)/earnings	(7)	1	(2)	(2)	(3)	(10)	(10)
Interest expense of parent holding companies	(19)	(17)	(16)	(17)	(17)	(69)	(68)
Other expense	(16)	(13)	(21)	(24)	(28)	(74)	(100)

Pre-tax core operating earnings	184	187	142	138	175	651	572

Income tax expense	62	60	43	47	58	212	187

Core net operating earnings	122	127	99	91	117	439	385

Non-core items, net of tax:
Realized gains	5	8	7	12	41	32	138
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	(15)	—	—	—	(15)	(35)
Former Railroad and Manufacturing operations	—	(4)	—	—	—	(4)	(14)
ELNY guaranty fund assessments charge (a)	—	—	—	—	—	—	(3)

Net earnings	$127	$116	$106	$103	$158	$452	$471

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Core net operating earnings	$122	$127	$99	$91	$117	$439	$385

Net earnings	$127	$116	$106	$103	$158	$452	$471

Average number of diluted shares	89.772	90.873	91.593	91.621	91.438	90.960	91.242

Diluted earnings per share:
Core net operating earnings per share	$1.35	$1.40	$1.07	$1.00	$1.28	$4.82	$4.22

Realized gains	0.06	0.09	0.08	0.13	0.45	0.36	1.52
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	(0.17)	—	—	—	(0.17)	(0.39)
Former Railroad and Manufacturing operations	—	(0.04)	—	—	—	(0.04)	(0.15)
ELNY guaranty fund assessments charge (a)	—	—	—	—	—	—	(0.04)

Diluted earnings per share	$1.41	$1.28	$1.15	$1.13	$1.73	$4.97	$5.16

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Property and Transportation	$22	$11	$(18)	$6	$17	$21	$12
Specialty Casualty	36	32	30	38	32	136	102
Specialty Financial	18	21	15	10	17	64	67
Other Specialty	3	6	2	5	9	16	25

Underwriting profit - Specialty	79	70	29	59	75	237	206

Other charges, included in loss and LAE	—	—	—	1	—	1	7

Underwriting profit - Core	79	70	29	58	75	236	199

Special A&E charges, included in loss and LAE	—	(24)	—	—	—	(24)	(54)

Underwriting profit - Property and Casualty Insurance	$79	$46	$29	$58	$75	$212	$145

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	3	3	10	12	1	28	31

Total current accident year catastrophe losses	$3	$3	$10	$12	$1	$28	$31

Prior year loss reserve development (favorable) / adverse	$10	$13	$14	$(31)	$(5)	$6	$(15)

Combined ratio:
Property and Transportation	94.6%	97.8%	105.5%	98.1%	95.8%	98.7%	99.2%
Specialty Casualty	92.9%	93.3%	93.6%	87.8%	89.7%	92.3%	90.9%
Specialty Financial	85.6%	81.6%	87.6%	91.0%	85.2%	86.5%	85.6%
Other Specialty	86.9%	78.0%	89.0%	79.9%	60.4%	83.4%	68.8%
Combined ratio - Specialty	92.6%	93.8%	96.9%	92.2%	91.3%	93.9%	93.5%

Other core charges	0.0%	0.1%	0.0%	0.0%	0.1%	0.0%	0.3%
Special A&E charges	0.0%	2.1%	0.0%	0.0%	0.0%	0.6%	1.7%

Combined ratio	92.6%	96.0%	96.9%	92.2%	91.4%	94.5%	95.5%

Combined ratio excl. catastrophe and prior year development	91.4%	94.5%	94.4%	94.8%	91.7%	93.7%	94.9%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	62.8%	67.8%	62.1%	59.4%	62.8%	63.5%	63.1%
Prior accident year loss reserve development	1.0%	1.2%	1.4%	(4.1%)	(0.4%)	0.1%	(0.4%)
Current accident year catastrophe loss	0.2%	0.3%	1.1%	1.6%	0.1%	0.7%	1.0%

Loss and LAE ratio	64.0%	69.3%	64.6%	56.9%	62.5%	64.3%	63.7%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Gross written premiums	$1,303	$1,859	$1,291	$1,024	$1,071	$5,477	$4,805
Ceded reinsurance premiums	(278)	(617)	(293)	(269)	(250)	(1,457)	(1,464)

Net written premiums	1,025	1,242	998	755	821	4,020	3,341
Change in unearned premiums	36	(110)	(67)	(1)	38	(142)	(137)

Net earned premiums	1,061	1,132	931	754	859	3,878	3,204

Loss and LAE	679	760	602	428	537	2,469	1,979
Underwriting expense	303	302	300	267	247	1,172	1,019

Underwriting profit	$79	$70	$29	$59	$75	$237	$206

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	3	3	10	12	1	28	31

Total current accident year catastrophe losses	$3	$3	$10	$12	$1	$28	$31

Prior year loss reserve development (favorable) / adverse	$10	$(11)	$14	$(32)	$(5)	$(19)	$(75)

Combined ratio:
Loss and LAE ratio	64.0%	67.1%	64.6%	56.9%	62.4%	63.7%	61.7%
Underwriting expense ratio	28.6%	26.7%	32.3%	35.3%	28.9%	30.2%	31.8%

Combined ratio	92.6%	93.8%	96.9%	92.2%	91.3%	93.9%	93.5%

Combined ratio excl. catastrophe and prior year development	91.4%	94.5%	94.4%	94.8%	91.7%	93.7%	94.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.8%	67.8%	62.1%	59.5%	62.8%	63.5%	63.1%
Prior accident year loss reserve development	1.0%	(1.0%)	1.4%	(4.2%)	(0.5%)	(0.5%)	(2.4%)
Current accident year catastrophe loss	0.2%	0.3%	1.1%	1.6%	0.1%	0.7%	1.0%

Loss and LAE ratio	64.0%	67.1%	64.6%	56.9%	62.4%	63.7%	61.7%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Gross written premiums	$482	$995	$489	$376	$447	$2,342	$2,392
Ceded reinsurance premiums	(109)	(439)	(136)	(92)	(98)	(776)	(845)

Net written premiums	373	556	353	284	349	1,566	1,547
Change in unearned premiums	42	(52)	(29)	17	61	(22)	(26)

Net earned premiums	415	504	324	301	410	1,544	1,521

Loss and LAE	299	407	248	201	307	1,155	1,142
Underwriting expense	94	86	94	94	86	368	367

Underwriting profit (loss)	$22	$11	$(18)	$6	$17	$21	$12

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	1	8	9	—	20	27

Total current accident year catastrophe losses	$2	$1	$8	$9	$—	$20	$27

Prior year loss reserve development (favorable) / adverse	$3	$(5)	$22	$(4)	$3	$16	$(1)

Combined ratio:
Loss and LAE ratio	72.2%	80.7%	76.4%	67.0%	74.9%	74.9%	75.1%
Underwriting expense ratio	22.4%	17.1%	29.1%	31.1%	20.9%	23.8%	24.1%

Combined ratio	94.6%	97.8%	105.5%	98.1%	95.8%	98.7%	99.2%

Combined ratio excl. catastrophe and prior year development	93.7%	98.5%	96.2%	96.4%	95.0%	96.4%	97.5%

Loss and LAE components:
Current accident year, excluding catastrophe loss	71.3%	81.4%	67.1%	65.3%	74.1%	72.6%	73.4%
Prior accident year loss reserve development	0.6%	(0.9%)	6.6%	(1.1%)	0.8%	1.0%	(0.1%)
Current accident year catastrophe loss	0.3%	0.2%	2.7%	2.8%	0.0%	1.3%	1.8%

Loss and LAE ratio	72.2%	80.7%	76.4%	67.0%	74.9%	74.9%	75.1%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Gross written premiums	$660	$707	$655	$507	$459	$2,529	$1,790
Ceded reinsurance premiums	(162)	(171)	(156)	(176)	(138)	(665)	(566)

Net written premiums	498	536	499	331	321	1,864	1,224
Change in unearned premiums	1	(50)	(32)	(18)	(11)	(99)	(89)

Net earned premiums	499	486	467	313	310	1,765	1,135

Loss and LAE	325	310	300	172	183	1,107	653
Underwriting expense	138	144	137	103	95	522	380

Underwriting profit	$36	$32	$30	$38	$32	$136	$102

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	1	1	1	1	—	4	1

Total current accident year catastrophe losses	$1	$1	$1	$1	$—	$4	$1

Prior year loss reserve development (favorable) / adverse	$14	$7	$(4)	$(24)	$2	$(7)	$(40)

Combined ratio:
Loss and LAE ratio	65.1%	63.7%	64.3%	55.0%	59.0%	62.7%	57.5%
Underwriting expense ratio	27.8%	29.6%	29.3%	32.8%	30.7%	29.6%	33.4%

Combined ratio	92.9%	93.3%	93.6%	87.8%	89.7%	92.3%	90.9%

Combined ratio excl. catastrophe and prior year development	89.9%	91.6%	94.3%	95.1%	89.2%	92.5%	94.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.1%	62.0%	65.0%	62.3%	58.5%	62.9%	61.0%
Prior accident year loss reserve development	2.9%	1.3%	(0.8%)	(7.7%)	0.5%	(0.4%)	(3.6%)
Current accident year catastrophe loss	0.1%	0.4%	0.1%	0.4%	0.0%	0.2%	0.1%

Loss and LAE ratio	65.1%	63.7%	64.3%	55.0%	59.0%	62.7%	57.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Gross written premiums	$160	$157	$147	$141	$164	$605	$622
Ceded reinsurance premiums	(29)	(36)	(27)	(25)	(32)	(117)	(136)

Net written premiums	131	121	120	116	132	488	486
Change in unearned premiums	(10)	(6)	(4)	1	(13)	(19)	(17)

Net earned premiums	121	115	116	117	119	469	469

Loss and LAE	42	32	40	45	42	159	158
Underwriting expense	61	62	61	62	60	246	244

Underwriting profit	$18	$21	$15	$10	$17	$64	$67

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	1	2	1	3	3

Total current accident year catastrophe losses	$—	$—	$1	$2	$1	$3	$3

Prior year loss reserve development (favorable) / adverse	$(4)	$(10)	$(2)	$(1)	$(4)	$(17)	$(14)

Combined ratio:
Loss and LAE ratio	34.5%	27.7%	35.3%	37.9%	34.2%	33.9%	33.5%
Underwriting expense ratio	51.1%	53.9%	52.3%	53.1%	51.0%	52.6%	52.1%

Combined ratio	85.6%	81.6%	87.6%	91.0%	85.2%	86.5%	85.6%

Combined ratio excl. catastrophe and prior year development	88.8%	90.3%	88.6%	90.2%	87.7%	89.5%	88.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	37.7%	36.4%	36.3%	37.1%	36.7%	36.9%	35.9%
Prior accident year loss reserve development	(3.3%)	(9.0%)	(1.8%)	(0.7%)	(3.2%)	(3.7%)	(3.0%)
Current accident year catastrophe loss	0.1%	0.3%	0.8%	1.5%	0.7%	0.7%	0.6%

Loss and LAE ratio	34.5%	27.7%	35.3%	37.9%	34.2%	33.9%	33.5%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Gross written premiums	$1	$—	$—	$—	$1	$1	$1
Ceded reinsurance premiums	22	29	26	24	18	101	83

Net written premiums	23	29	26	24	19	102	84
Change in unearned premiums	3	(2)	(2)	(1)	1	(2)	(5)

Net earned premiums	26	27	24	23	20	100	79

Loss and LAE	13	11	14	10	5	48	26
Underwriting expense	10	10	8	8	6	36	28

Underwriting profit	$3	$6	$2	$5	$9	$16	$25

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	1	—	—	—	1	—

Total current accident year catastrophe losses	$—	$1	$—	$—	$—	$1	$—

Prior year loss reserve development (favorable) / adverse	$(3)	$(3)	$(2)	$(3)	$(6)	$(11)	$(20)

Combined ratio:
Loss and LAE ratio	49.6%	43.4%	53.2%	45.8%	28.3%	47.9%	32.9%
Underwriting expense ratio	37.3%	34.6%	35.8%	34.1%	32.1%	35.5%	35.9%

Combined ratio	86.9%	78.0%	89.0%	79.9%	60.4%	83.4%	68.8%

Combined ratio excl. catastrophe and prior year development	97.4%	85.6%	97.1%	91.4%	87.5%	92.8%	93.6%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Net investment income	$285	$287	$289	$275	$270	$1,136	$1,034
Guaranteed withdrawal benefit fees	9	9	8	8	7	34	25
Policy charges and other miscellaneous income	12	11	11	10	14	44	42

Total revenues	306	307	308	293	291	1,214	1,101

Annuity benefits expense	157	157	166	168	137	648	531
Acquisition expenses	47	41	37	31	35	156	149
Other expenses	17	23	21	21	27	82	93

Total costs and expenses	221	221	224	220	199	886	773

Core Annuity earnings before income taxes	85	86	84	73	92	328	328

ELNY guaranty fund assessments charge before income tax (a)	—	—	—	—	—	—	(5)

Annuity earnings before income taxes	$85	$86	$84	$73	$92	$328	$323

Detail of core Annuity earnings before income taxes
Core earnings before income taxes and impact of fair value accounting	$93	$87	$94	$88	$86	$362	$313
Impact of fair value accounting (b)	(8)	(1)	(10)	(15)	6	(34)	15

Core Annuity earnings before income taxes	$85	$86	$84	$73	$92	$328	$328

(a)	The ELNY guaranty fund assessments charge represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.
(b)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Detail of annuity benefits expense:
Interest credited - fixed	$127	$126	$123	$121	$118	$497	$451
Interest credited - fixed component of variable annuities	1	2	2	1	1	6	6
Change in expected death and annuitization reserve	4	5	5	4	5	18	19
Amortization of sales inducements	6	7	6	7	7	26	30
Guaranteed withdrawal benefit reserve	11	12	10	8	10	41	38
Change in other benefit reserves	1	3	5	3	1	12	7
Unlockings (a)	(11)	—	—	—	6	(11)	6

Subtotal before impact of fair value accounting	139	155	151	144	148	589	557

Embedded derivative mark-to-market (b)	87	21	78	54	74	240	184
Equity option mark-to-market	(69)	(19)	(63)	(30)	(85)	(181)	(210)

Subtotal impact of fair value accounting	18	2	15	24	(11)	59	(26)

Total annuity benefits expense	$157	$157	$166	$168	$137	$648	$531

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking charge of $10mm in 2014 and income of $4mm in 2013 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses. In total AFG recorded an unlocking expense reduction of $1mm in 2014 and an unlocking charge of $2mm in 2013.
(b)	Excludes unlocking impact of ($58) million in 2014 and ($2) million in 2013.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Average fixed annuity investments (at amortized cost)	$23,334	$22,730	$22,098	$21,402	$20,524	$22,391	$19,151
Average annuity benefits accumulated	23,104	22,475	21,829	21,066	20,092	22,119	18,696

Investments in excess of annuity benefits accumulated	$230	$255	$269	$336	$432	$272	$455

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.85%	5.01%	5.18%	5.10%	5.21%	5.03%	5.35%
Interest credited	(2.21%)	(2.24%)	(2.26%)	(2.29%)	(2.35%)	(2.25%)	(2.41%)

Net interest spread on fixed annuities	2.64%	2.77%	2.92%	2.81%	2.86%	2.78%	2.94%

Policy charges and other miscellaneous income	0.14%	0.14%	0.14%	0.13%	0.22%	0.14%	0.16%
Other annuity benefit expenses, net	(0.20%)	(0.33%)	(0.33%)	(0.27%)	(0.31%)	(0.28%)	(0.37%)
Acquisition expenses	(0.61%)	(0.69%)	(0.64%)	(0.55%)	(0.75%)	(0.63%)	(0.79%)
Other expenses	(0.28%)	(0.37%)	(0.36%)	(0.37%)	(0.53%)	(0.34%)	(0.46%)
Change in fair value of derivatives	(0.31%)	(0.04%)	(0.27%)	(0.45%)	0.22%	(0.27%)	0.13%
Unlockings	0.02%	0.00%	0.00%	0.00%	(0.04%)	0.01%	(0.01%)

Net spread earned on fixed annuities - core	1.40%	1.48%	1.46%	1.30%	1.67%	1.41%	1.60%

Average annuity benefits accumulated	$23,104	$22,475	$21,829	$21,066	$20,092	$22,119	$18,696
Net spread earned on fixed annuities	1.40%	1.48%	1.46%	1.30%	1.67%	1.41%	1.60%

Earnings on fixed annuity benefits accumulated	$81	$83	$80	$68	$84	$312	$300

Investments in excess of annuity benefits accumulated	$230	$255	$269	$336	$432	$272	$455
Net investment income (as % of investments)	4.85%	5.01%	5.18%	5.10%	5.21%	5.03%	5.35%

Earnings on investments in excess of annuity benefits accumulated	$3	$3	$3	$5	$6	$14	24

Variable annuity earnings	1	—	1	—	2	2	4

Earnings before income taxes - core	$85	$86	$84	$73	$92	$328	$328

Detail of net spread earned on fixed annuities - core
Net spread earned core - before impact of fair value accounting	1.54%	1.50%	1.64%	1.58%	1.55%	1.56%	1.52%
Impact of fair value accounting (a)	(0.14%)	(0.02%)	(0.18%)	(0.28%)	0.12%	(0.15%)	0.08%

Net spread earned core - after impact of fair value accounting	1.40%	1.48%	1.46%	1.30%	1.67%	1.41%	1.60%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Retail single premium annuities - indexed	$405	$339	$403	$386	$565	$1,533	$1,879
Retail single premium annuities - fixed	19	18	25	39	53	101	165
Financial institutions single premium annuities - indexed	426	333	364	366	498	1,489	1,102
Financial institutions single premium annuities - fixed	61	62	95	114	201	332	628
Education market - fixed and indexed annuities	49	46	49	50	51	194	207

Subtotal fixed annuity premiums	960	798	936	955	1,368	3,649	3,981

Variable annuities	11	11	13	12	13	47	52

Total annuity premiums	$971	$809	$949	$967	$1,381	$3,696	$4,033

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Beginning fixed annuity reserves	$22,745	$22,205	$21,453	$20,679	$19,505	$20,679	$17,274
Premiums	960	798	936	955	1,368	3,649	3,981
Federal Home Loan Bank advances	—	—	—	—	—	—	200
Surrenders, benefits and other withdrawals	(464)	(426)	(408)	(375)	(408)	(1,673)	(1,493)
Interest and other annuity benefit expenses:
Interest credited	127	126	123	121	118	497	451
Embedded derivative mark-to-market	87	21	78	54	74	240	184
Change in other benefit reserves	18	21	23	19	18	81	78
Unlockings	(11)	—	—	—	4	(11)	4

Ending fixed annuity reserves	$23,462	$22,745	$22,205	$21,453	$20,679	$23,462	$20,679

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$23,462	$22,745	$22,205	$21,453	$20,679	$23,462	$20,679
Impact of unrealized investment gains on reserves	111	107	117	97	71	111	71
Fixed component of variable annuities	191	192	194	194	194	191	194

Annuity benefits accumulated per balance sheet	$23,764	$23,044	$22,516	$21,744	$20,944	$23,764	$20,944

Annualized surrenders and other withdrawals as a % of beginning reserves	8.2%	7.7%	7.6%	7.3%	8.4%	8.1%	8.6%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13
Assets:
Total cash and investments	$36,210	$35,151	$34,843	$32,727	$31,313	$29,921
Recoverables from reinsurers	3,238	3,134	3,107	2,969	3,157	3,138
Prepaid reinsurance premiums	469	587	489	438	408	662
Agents’ balances and premiums receivable	889	901	902	735	739	801
Deferred policy acquisition costs	821	858	806	890	975	867
Assets of managed investment entities	3,108	2,946	2,799	2,723	2,888	2,779
Other receivables	910	1,140	527	524	854	1,078
Variable annuity assets (separate accounts)	662	649	681	666	665	629
Other assets	1,027	985	1,001	913	903	887
Goodwill	201	201	200	185	185	185

Total assets	$47,535	$46,552	$45,355	$42,770	$42,087	$40,947

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$7,872	$7,645	$7,370	$6,134	$6,410	$6,441
Unearned premiums	1,956	2,114	1,911	1,788	1,757	2,047
Annuity benefits accumulated	23,764	23,044	22,516	21,744	20,944	19,785
Life, accident and health reserves	2,175	2,098	2,082	2,039	2,008	2,011
Payable to reinsurers	645	673	445	400	508	601
Liabilities of managed investment entities	2,819	2,625	2,499	2,413	2,567	2,429
Long-term debt	1,061	1,062	912	913	913	913
Variable annuity liabilities (separate accounts)	662	649	681	666	665	629
Other liabilities	1,527	1,564	1,781	1,700	1,546	1,381

Total liabilities	$42,481	$41,474	$40,197	$37,797	$37,318	$36,237

Shareholders’ equity:
Common stock	$88	$88	$90	$90	$90	$89
Capital surplus	1,152	1,150	1,152	1,138	1,123	1,109
Appropriated retained earnings	(2)	2	31	49	49	45
Unappropriated retained earnings	2,914	2,946	2,913	2,842	2,777	2,729
Unrealized gains - fixed maturities	604	602	656	556	441	449
Unrealized gains - equities	139	124	149	129	121	119
Other comprehensive income, net of tax	(16)	(8)	(6)	(8)	(2)	2

Total shareholders’ equity	4,879	4,904	4,985	4,796	4,599	4,542

Noncontrolling interests	175	174	173	177	170	168

Total liabilities and equity	$47,535	$46,552	$45,355	$42,770	$42,087	$40,947

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13
Shareholders’ equity	$4,879	$4,904	$4,985	$4,796	$4,599	$4,542
Appropriated retained earnings	2	(2)	(31)	(49)	(49)	(45)

Shareholders’ equity, excluding appropriated retained earnings	4,881	4,902	4,954	4,747	4,550	4,497
Unrealized (gains) on fixed maturities	(604)	(602)	(656)	(556)	(441)	(449)

Adjusted shareholders’ equity	4,277	4,300	4,298	4,191	4,109	4,048
Goodwill	(201)	(201)	(200)	(185)	(185)	(185)
Intangibles	(57)	(63)	(66)	(27)	(22)	(26)

Tangible adjusted shareholders’ equity	$4,019	$4,036	$4,032	$3,979	$3,902	$3,837

Common shares outstanding	87.709	88.491	89.618	89.589	89.513	89.224

Book value per share:

Excluding appropriated retained earnings (a)	$55.65	$55.39	$55.27	$52.99	$50.83	$50.40
Adjusted (b)	48.76	48.59	47.95	46.79	45.90	45.36
Tangible, adjusted (c)	45.82	45.61	44.99	44.42	43.59	43.00

Market capitalization

AFG’s closing common share price	$60.72	$57.89	$59.56	$57.71	$57.72	$54.06

Market capitalization	$5,326	$5,123	$5,338	$5,170	$5,167	$4,823

Price / Adjusted book value ratio	1.25	1.19	1.24	1.23	1.26	1.19

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	09/30/13
AFG senior obligations	$840	$840	$840	$840	$840	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	12	12	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$852	$852	$852	$852	$852	$852

AFG subordinated debentures	150	150	—	—	—	—
Obligations of subsidiaries - secured by real estate	59	60	60	61	61	61
Payable to subsidiary trusts - subordinated	—	—	—	—	—	—

Total Long-term debt	$1,061	$1,062	$912	$913	$913	$913

Shareholders’ equity	4,879	4,904	4,985	4,796	4,599	4,542
Noncontrolling interests	175	174	173	177	170	168
Less:
Appropriated retained earnings	2	(2)	(31)	(49)	(49)	(45)
Unrealized gains related to fixed maturity investments	(604)	(602)	(656)	(556)	(441)	(449)

Total adjusted capital	$5,513	$5,536	$5,383	$5,281	$5,192	$5,129

Less:
Obligations of subsidiaries - secured by real estate	(59)	(60)	(60)	(61)	(61)	(61)

Total adjusted capital excluding obligations secured by real estate	$5,454	$5,476	$5,323	$5,220	$5,131	$5,068

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	19.2%	19.2%	16.9%	17.3%	17.6%	17.8%
Excluding subordinated debt & debt secured by real estate	15.6%	15.6%	16.0%	16.3%	16.6%	16.8%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	12/31/14	12/31/13
Property and Casualty Insurance

Paid Losses (GAAP)	$562	$528	$530	$510	$577	$2,130	$1,871

	12/31/14	09/30/14	06/30/14	03/31/14	12/31/13	9/30/2013
Statutory Surplus

Property and Casualty Insurance	$2,286	$2,206	$2,227	$1,981	$1,896	$2,133

AFG’s principal annuity subsidiaries (total adjusted capital)	$1,822	$1,818	$1,751	$1,688	$1,661	$1,590

Allowable dividends without regulatory approval

Property and Casualty Insurance	$315	$335	$335	$335	$335	$237
Annuity and Run-off	359	275	275	275	275	158

Total	$674	$610	$610	$610	$610	$395

American Financial Group, Inc. Total Cash and Investments and Quarterly Net Investment Income December 31, 2014 ($ in millions)

	Carrying Value
	Property and					% of
	Casualty	Annuity and		Consolidate	Total AFG	Investment
	Insurance	Run-off	Other	CLOs	Consolidated	Portfolio
Total cash and investments:
Cash and cash equivalents	$693	$320	$330	$—	$1,343	4%
Fixed maturities - Available for sale	6,409	24,313	12	—	30,734	85%
Fixed maturities - Trading	138	128	—	—	266	1%
Equity securities	1,190	460	46	—	1,696	4%
Policy loans	—	228	—	—	228	1%
Mortgage loans	229	888	—	—	1,117	3%
Real estate and other investments	358	747	10	(289)	826	2%

Total cash and investments	$9,017	$27,084	$398	$(289)	$36,210	100%

	Property and
	Casualty	Annuity and		Consolidate	Total AFG
	Insurance	Run-off	Other	CLOs	Consolidated
Total quarterly net investment income:
Fixed maturities - Available for sale	$58	$283	$—	$—	$341
Fixed maturities - Trading	2	1	—	—	3
Equity securities	11	5	3	—	19
Equity in investees	1	2	—	—	3
Other investments	5	15	—	1	21

Gross investment income	77	306	3	1	387

Investment expenses	(2)	(1)	—	—	(3)

Total net investment income	$75	$305	$3	$1	$384

	Equity Securities
			Unrealized
	Cost	Fair Value	Gain (Loss)
Annuity and Run-off	$411	$460	$49
Property and Casualty Insurance	1,021	1,190	169
Other	46	46	—

Total AFG consolidated	$1,478	$1,696	$218

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated December 31, 2014 ($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$361	$367	$6	1%	1%
States, municipalities and political subdivisions	6,423	6,777	354	22%	19%
Foreign government	267	277	10	1%	1%
Residential mortgage-backed securities	4,053	4,449	396	14%	12%
Commercial mortgage-backed securities	2,300	2,457	157	8%	7%
Asset-backed securities	3,874	3,889	15	13%	11%

Corporate bonds
Manufacturing	2,281	2,415	134	8%	7%
Banks, lending and credit institutions	2,607	2,743	136	9%	7%
Gas and electric services	1,284	1,403	119	4%	4%
Insurance and insurance related	910	975	65	3%	3%
Other corporate	4,980	5,248	268	17%	14%

Total AFG consolidated	$29,340	$31,000	$1,660	100%	86%

Annuity and Run-off	$22,998	$24,441	1,443	79%	68%
Property and Casualty Insurance	6,341	6,547	206	21%	18%
Other	1	12	11	0%	0%

Total AFG consolidated	$29,340	$31,000	$1,660	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.75%
Net of investment expense (a)	4.71%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio December 31, 2014 ($ in millions )

	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value
Annuity and Run-off:
US Government and government agencies	$85	$87	$2	0%
States, municipalities and political subdivisions	3,799	4,051	252	17%
Foreign government	17	20	3	0%
Residential mortgage-backed securities	3,079	3,405	326	14%
Commercial mortgage-backed securities	2,057	2,205	148	9%
Asset-backed securities	2,815	2,832	17	12%
Corporate debt	11,146	11,841	695	48%

Total Annuity and Run-off	$22,998	$24,441	$1,443	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	5.00%
Net of investment expense (a)	4.98%

Approximate average life and duration:
Approximate average life	7 years
Approximate duration	5 years

	Amortized		Unrealized	% of
	Cost	Fair Value	Gain (Loss)	Fair Value
Property and Casualty Insurance:
US Government and government agencies	$276	$280	$4	4%
States, municipalities and political subdivisions	2,624	2,726	102	42%
Foreign government	250	257	7	4%
Residential mortgage-backed securities	973	1,032	59	16%
Commercial mortgage-backed securities	243	252	9	4%
Asset-backed securities	1,059	1,057	(2)	16%
Corporate debt	916	943	27	14%

Property and Casualty Insurance	$6,341	$6,547	$206	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.81%
Net of investment expense (a)	3.71%
Tax equivalent, net of investment expense (b)	4.33%

Approximate average life and duration:
Approximate average life	4.5 years
Approximate duration	3.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating and NAIC Designation December 31, 2014 ($ in millions)

	GAAP Data
	Amortized		Unrealized	% of
By Credit Rating	Cost	Fair Value	Gain (Loss)	Fair Value
Investment grade
AAA	$6,680	$6,936	$256	22%
AA	6,053	6,342	289	21%
A	7,526	7,966	440	26%
BBB	5,289	5,603	314	18%

Subtotal - Investment grade	25,548	26,847	1,299	87%
BB	807	834	27	3%
B	428	440	12	1%
Other	2,557	2,879	322	9%

Total	$29,340	$31,000	$1,660	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC	Carrying	% of Carrying	Amortized		Unrealized
Designation	Value	Value	Cost	Fair Value	Gain (Loss)
NAIC 1	$22,829	78%	$22,830	$24,166	$1,336
NAIC 2	5,389	19%	5,389	5,695	306

	28,218	97%	28,219	29,861	1,642

NAIC 3	638	2%	638	657	19
NAIC 4	142	1%	144	146	2
NAIC 5	46	0%	46	58	12
NAIC 6	37	0%	40	59	19

Total	$29,081	100%	$29,087	$30,781	$1,694

American Financial Group, Inc.
Mortgage-Backed Securities - AFG Consolidated
December 31, 2014
($ in millions)

					% of
	Amortized		Unrealized	% of	Investment
By Asset Type	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
Residential
Agency	$315	$327	$12	5%	1%
Prime (Non-Agency)	1,923	2,135	212	31%	6%
Alt-A	948	1,054	106	15%	3%
Subprime	867	933	66	13%	2%

Subtotal - Residential	4,053	4,449	396	64%	12%
Commercial	2,300	2,457	157	36%	7%

Total AFG consolidated	$6,353	$6,906	$553	100%	19%

Annuity and Run-off	$5,136	$5,610	$474	81%	15%
Property and Casualty Insurance	1,216	1,284	68	19%	4%
Other	1	12	11	0%	0%

Total AFG consolidated	$6,353	$6,906	$553	100%	19%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 83%; Alt-A 78%; Subprime 86%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 741; Alt-A 712; Subprime 639.

•	99.7% of our Commercial MBS portfolio is investment-grade rated (85% AAA) and the average subordination for this group assets is 38%.

•	The approximate average life by collateral type is - Residential 5 years; Commercial 4 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio December 31, 2014 ($ in millions)

Annuity and Run-off:

By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	%of Investment Portfolio
Residential
Agency	$130	$138	$8	3%	1%
Prime (Non-Agency)	1,684	1,868	184	33%	7%
Alt-A	698	782	84	14%	3%
Subprime	567	617	50	11%	2%

Subtotal - Residential	3,079	3,405	326	61%	13%
Commercial	2,057	2,205	148	39%	8%

Total Annuity and Run-off	$5,136	$5,610	$474	100%	21%

Property and Casualty Insurance:
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$185	$189	$4	15%	2%
Prime (Non-Agency)	238	255	17	20%	3%
Alt-A	250	272	22	21%	3%
Subprime	300	316	16	24%	3%

Subtotal - Residential	973	1,032	59	80%	11%
Commercial	243	252	9	20%	3%

Total Property and Casualty Insurance	$1,216	$1,284	$68	100%	14%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating and NAIC Designation December 31, 2014 ($ in millions)

	GAAP data
By Credit Rating	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,764	$2,932	$168	43%
AA	346	362	16	5%
A	484	512	28	7%
BBB	216	235	19	3%

Subtotal - investment grade	3,810	4,041	231	58%
BB	334	347	13	5%
B	368	380	12	6%
Other	1,841	2,138	297	31%

Total	$6,353	$6,906	$553	100%

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$6,056	97%	$6,057	$6,634	$577
NAIC 2	88	1%	88	90	2

	6,144	98%	6,145	6,724	579

NAIC 3	51	1%	51	52	1
NAIC 4	55	1%	55	59	4
NAIC 5	16	0%	16	27	11
NAIC 6	2	0%	2	18	16

Total	$6,268	100%	$6,269	$6,880	$611

Appendix: American Financial Group, Inc. Attribution of Changes in Long-Term Care Net Loss Recognition Margin ($ in millions)

Net Loss Recognition Margin at 12/31/13	$64

Changes in margin attributed to each updated assumption:

Claim costs	$(50)
Rate increases	40
Reinvestment rates	(34)
Expenses	(11)
Other	2

Net Loss Recognition Margin at 12/31/14	$11

The following table illustrates the impact of changes in key assumptions on AFG’s net loss recognition margin as of December 31, 2014. Assumption changes could have either a favorable or unfavorable impact on the margin depending on the nature of the change.

Assumptions Change	Impact on Net Loss Recognition Margin (pretax)
5% morbidity change in all future years	$55 - $65
5% lapse and mortality rate change in all future years	$35 - $40
0.25% reinvestment rate change in all future years	$20 - $25
0.25% initial reinvestment rate change; no change to ultimate reinvestment rate	$8 - $10
1% change in expected rate increase approvals	$15 - $20

Once the loss recognition margin is reduced to zero, the impact of adverse changes in assumptions, unless offset by other favorable assumption changes, would be recorded as an increase in long-term care reserves through a charge to earnings. Each item reflects a change to a single assumption without changes to other assumptions. For example, assuming increased claim payments did not change the assumption on future rate increases and persistency, nor did it change projected investment yields resulting from cash flow differences. These amounts are valid for a point in time, and will change in future periods as the in-force block ages, and as actual performance deviates from the assumptions used at December 31, 2014.

Appendix: American Financial Group, Inc. Reinvestment Rates Used in Loss Recognition Testing and Annuity Unlocking ($ in millions)

	Initial Net Reinvestment Rate	Ultimate Net Reinvestment Rate	Years to Reach Ultimate
Segments
Run-off Long-Term Care	4.52%	6.25%	7 years
Annuity	3.57%	5.54%	7 years

Differences in reinvestment rates between segments reflect differences in expected durations of liabilities, as well as different assumed investment allocations.